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                                                                    Exhibit 10.1

                 Amendment No. 1 to Corporate Services Agreement
                 -----------------------------------------------

         This Amendment to Corporate Services Agreement (this "Amendment") is made as of January 1, 2003 between Metaldyne Corporation ("Metaldyne"), a Delaware Corporation, and TriMas Corporation, a Delaware Corporation ("TriMas").

         WHEREAS, Metaldyne and TriMas have entered into a Corporate Services Agreement dated as of June 6, 2002 (the "Corporate Services Agreement");

         WHEREAS, Metaldyne and TriMas have agreed to amend the Corporate Services Agreement upon the terms and conditions set forth in this Amendment.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the same meaning as set forth in the Corporate Services Agreement.

2. Amendment. Effective January 1, 2003 through December 31, 2003, TriMas will pay Metaldyne an annual fee of $2.5 million for the Services, payable in advance in equal quarterly installments of $625,000, without deduction for the cost of any of the Services that are assumed directly by TriMas or any of its subsidiaries.

3. Counterparts; Conflicts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Amendment by signing any such counterpart. In the event of ambiguity or conflict between the terms, conditions, or provisions of the Corporate Services Agreement and this Amendment, the terms, conditions, and provisions of this Amendment shall control.

4. Acknowledgment. Except as expressly set forth herein, all terms of the Corporate Services Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

TRIMAS CORPORATION                      METALDYNE CORPORATION

By: /s/Grant H. Beard                   By: /s/William M. Lowe, Jr.
    -----------------                       -----------------------
     Name: Grant H. Beard                   Name:  William M. Lowe, Jr.
     Title: President and Chief             Title: Executive Vice President and
     Executive Officer                             Chief Financial Officer